Pacer BioThreat Strategy ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communication Services - 4.5%
Netflix, Inc. (a)	268	$168,398

Consumer Discretionary - 14.9%
Amazon.com, Inc. (a)	977	182,679
Home Depot, Inc.	517	190,339
Lowe's Cos., Inc.	773	189,779
		562,797

Consumer Staples - 12.4%
Campbell Soup Co. (b)	406	19,025
Church & Dwight Co., Inc.	333	32,637
Clorox Co.	169	22,296
Energizer Holdings, Inc.	98	3,018
Haleon PLC - ADR (b)	6,065	55,495
Hormel Foods Corp.	746	23,954
Kimberly-Clark Corp.	456	61,583
Kroger Co.	990	53,955
Walgreens Boots Alliance, Inc. (b)	1,174	13,935
Walmart, Inc.	2,677	183,749
		469,647

Health Care - 51.8%(c)
Abbott Laboratories	1,730	183,276
Agilent Technologies, Inc.	395	55,853
BioNTech SE - ADR - ADR (a)(b)	324	27,929
CVS Health Corp. (b)	1,702	102,682
Danaher Corp.	704	195,064
Emergent BioSolutions, Inc. (a)	75	953
Fortrea Holdings, Inc. (a)(b)	122	3,366
Gilead Sciences, Inc. (b)	1,689	128,465
GRAIL, Inc. (a)	36	554
GSK PLC - ADR (b)	2,769	107,354
Illumina, Inc. (a)	217	26,604
Johnson & Johnson	1,233	194,629
Labcorp Holdings, Inc.	115	24,776
Merck & Co., Inc.	1,386	156,798
Mettler-Toledo International, Inc. (a)(b)	29	44,110
Moderna, Inc. (a)	519	61,875
Neogen Corp. (a)	295	5,024
Organon & Co.	350	7,651
QIAGEN NV	302	13,436
Quest Diagnostics, Inc.	151	21,487
Regeneron Pharmaceuticals, Inc. (a)(b)	149	160,799
Revvity, Inc.	168	21,103
Sanofi SA - ADR (b)	3,407	176,517
Solventum Corp. (a)	235	13,837
Teladoc Health, Inc. (a)	242	2,282
Thermo Fisher Scientific, Inc.	314	192,589
Vir Biotechnology, Inc. (a)(b)	198	2,012
Waters Corp. (a)	80	26,902
		1,957,927

Industrials - 5.5%
3M Co.	750	95,662
Booz Allen Hamilton Holding Corp.	176	25,223
Stericycle, Inc. (a)	126	7,377
Veralto Corp.	336	35,804
Xylem, Inc./NY	330	44,055
		208,121

Information Technology - 8.3%
Akamai Technologies, Inc. (a)(b)	207	20,344
NVIDIA Corp. (b)	1,360	159,147
Palantir Technologies, Inc. - Class A (a)	3,017	81,127
Teledyne Technologies, Inc. (a)	64	26,999
Zoom Video Communications, Inc. - Class A (a)(b)	421	25,429
		313,046

Materials - 2.5%
Ecolab, Inc.	387	89,277
Stepan Co.	31	2,624
		91,901
TOTAL COMMON STOCKS (Cost $4,117,390)		3,771,837

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 22.7%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51% (d)	857,301	857,301
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $857,301)		857,301

TOTAL INVESTMENTS - 122.6% (Cost $4,974,691)		4,629,138
Liabilities in Excess of Other Assets - (22.6)%		(851,205)
TOTAL NET ASSETS - 100.0%		$3,777,933

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $844,604 which represented 22.4% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer BioThreat Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,771,837	$–	$–	$3,771,837
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	857,301
Total Investments	$3,771,837	$–	$–	$4,629,138

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.